UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about our expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar words or phrases. The forward-looking statements are based on management’s current expectations and are subject to certain risks, uncertainties and assumptions. Our actual results may differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 26, 2012, PGCG Assets Holdings Sdn. Bhd., (a wholly owned subsidiary of our wholly owned subsidiary Union Hub Technology Sdn. Bhd.), or PGCG Assets, consummated the purchase of 21.8921 hectares (54.10 acres) of vacant development land located in Selangor, Malaysia, or the Land. PCGC Assets was the successful bidder at a public auction held on March 30, 2012, in Kuala Lumpur, Malaysia, for the Land, which was acquired on an “As Is Where Is” basis in accordance with the terms of a Memorandum and Conditions of Sale. The land is subject to a 99-year leasehold, expiring July 30, 2100, and was sold for RM 12,660,000.

We paid RM 11,400,000, which represented the balance of the RM 12,660,000 purchase price. We are in the process of removing all of the caveats encumbering the land.

A fair and accurate English translation of the Memorandum and Conditions of Sale (which was originally written in Malay) rendered internally by the Company is incorporated herein by reference and filed as Exhibit 10.1 to this Current Report on Form 8-K. The description of the transaction contemplated by the Memorandum and Conditions of Sale set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated herein by reference.

We intend to develop the Land for commercial and residential purposes as part of our new real estate business segment, which is more fully set forth below.

DESCRIPTION OF REAL ESTATE BUSINESS

Overview

Our new real estate business operations will consist of the acquisition, development, management, operation and sale of commercial and residential real estate properties located in Malaysia, primarily in Kuala Lumpur and Selangor. We anticipate generating revenues from sales of developed properties and from rental income from our commercial properties. Developed property sales can include condominium units, individual villas and bungalows at our future Shah Alam 2 Eco Residential Development Project located in Selangor, Malaysia. We may also sell properties under development, undeveloped properties or commercial properties, if opportunities arise that we believe will maximize overall asset values.

In addition to purchasing the Land, we are party to an agreement to acquire two parcels of land located in Selangor, Malaysia aggregating approximately 31 acres for development purposes from Dunford Corporation Sdn. Bhd, or Dunford. We expect the Dunford acquisition to consummate on or about September, 2012.

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We are also parties to binding letters of intent to purchase the following commercial real estate assets:

Description	Date of Offer Letter	Date of Definitive Agreement	Location
12 story commercial building (Megan Avenue 1)	June 25, 2012	By July 23, 2012	Kuala Lumpur
15 story commercial building (Geran 10010)	June 25, 2012	By July 25, 2012	Kuala Lumpur

Development Activities. Our initial project will be the development of the Land into the Shah Alam 2 Eco Residential Development Project. Currently, no infrastructure or development work has begun on the property. There is no assurance that the undeveloped acreage will be developed because of the nature and cost of the approval and development process and market demand for a particular use.

Shah Alam 2 Eco Residential Development

Shah Alam 2 is an existing third party development sprawled over 1,163 acres of prime land within Bandar Puncak Alam. It is located in Selangor in the burgeoning Klang Valley area in which Malaysia’s capital is also situated. Upon completion, it is anticipated to be an integrated and self-contained township approximately 10 times the size of Subang Jaya, one of Malaysia’s most celebrated suburb, with a population of approximately 500,000. We believe that Shah Alam 2 may rival even Shah Alam, the Selangor state capital, in terms of size and dynamism.

Our project, the Shah Alam 2 Eco Residential Development, will be located within the Shah Alam 2 development. Encompassing 54.1 acres, the project will feature garden view bungalows, semi-detached villas, high-end condominiums and commercial areas with an environment-friendly theme emphasizing the importance of a sustainable lifestyle. We intend to devote up to 50% of the project’s land area to trees and parks for an anticipated greening rate of approximately 50%.

We intend to commence Phase I of Land development in early 2013 with completion occurring in 2017. Upon completion, we expect our Shah Alam 2 Eco Residential Development project to comprise the following types of properties:

Types of properties	Block(s)	Floor(s)/ Units per floor / Land size	Total Units	Built-up area Per Unit ( sq. ft.)
High-end condominiums	3 Blocks	8 floors per block 10 Units per floor	240	1200
Luxury Duplex floor	3 Blocks	2 floors per block 10 units per floor	60	2400
Shop lots	30 Blocks	3 floors per block	90	3400
Semi-detached villa	NA	40’x80’	250	4,000
Garden villa	NA	70’x100’	70	6,000
Garden view bungalows	NA	70’x100’	30	7,000

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Real Estate Market Conditions in Malaysia

According to a survey released by the Star, a newspaper of general circulation in Malaysia, in early 2012, the volume of property transactions in Malaysia has steadily increased during the period beginning 2009 and ending 2011 as set forth below.

Year Of Transaction	2009	2010	2011
Property Transaction Volume	338,089	376,583	430,403
Transaction Growth Ratio	-	11.4%	14.3%
Property Transaction Value (RM)	91 billion	107.4 billion	137.8 billion
Transaction Amount Growth Ratio	-	18.1%	28.3%

According to a survey published in January 2012 by the Real Estate Housing Developers’ Association Malaysia, 74% of the respondents anticipate an increase in the price of residential property during 2012. We believe that this trend will continue at least over the next 10 years for the following reasons.

1.	Malaysia has a modern and sophisticated infrastructure that is being further enhanced by government initiatives to facilitate foreign investment in Malaysia, including tax incentives and easing of laws governing foreign ownership of property.
2.	Malaysia is situated near Australia, Bali and Singapore, attracting investments and visitors from these countries. Beaches, resorts, mild weather conditions with average temperatures ranging from 21 to 30 degrees Celsius together with modern medical and recreational facilities create a year-round tourist trade in Malaysia.
3.	English is widely spoken, facilitating property purchase transactions. The cost of living in Malaysia is moderate and compares favorably with other countries. Consequently, purchase and maintenance costs associated with real property investments are reasonable.
4.	Malaysia has experienced a rise in economic activity which has resulted in a strong demand for quality commercial and residential properties to meet the needs of an expanding expatriate population and vibrant tourism. The upsurge in commercial activity is more prominent in major cities such as Kuala Lumpur.

Because our real estate holdings will be concentrated in Selangor and Kuala Lumpur, Malaysia, we expect that the financial condition and results of operations of our real estate segment will be highly dependent upon market conditions for real estate activity in those regions. We expect that our future operating cash flows and, ultimately, our ability to develop our properties and expand our real estate business will be largely dependent on the level of our real estate sales and leasing activities. These activities in turn will be significantly affected by future real estate market conditions in Selangor and Kuala Lumpur, Malaysia, including development costs, interest rate levels, the availability of credit to finance real estate transactions, demand for residential and commercial real estate, and regulatory factors including our use and development entitlements. These market conditions historically move in periodic cycles, and can be volatile in specific regions. Because of the concentration of our assets primarily in Selangor and Kuala Lumpur, Malaysia, we believe that market conditions in these regions will significantly affect our real estate business.

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Near-Term Requirements For Additional Capital And Business Strategy

For the immediate future, we intend to continue financing future real estate acquisitions through sales of our securities to existing shareholders and loans from financial institutions to finance development.

We intend to focus on our near-term goal of developing the Land and the other properties slated for acquisition through prudent use of available resources and our long-term goal of maximizing the value of our development projects. We believe that Malaysia is a desirable market and we intend to continue exploring acquisitions in Kuala Lumpur and the Selangor region. We believe that our developments will have inherent value given their unique nature and location and that this value should be sustainable in the future.

Competition

The real estate development business is highly competitive and fragmented. We compete against numerous public and private developers of varying sizes, ranging from local to national in scope. As a result, we may be competing for investment opportunities, financing, and potential buyers with entities that may possess greater financial, marketing, or other resources than we have. Competition for potential buyers has been intensified by an increase in the number of available properties resulting from the recent boom in the real estate market. Our prospective customers generally have a variety of choices of new and existing homes and home sites when considering a purchase. We attempt to differentiate our properties primarily on the basis of community design, quality, uniqueness, amenities, location and developer reputation.

The real estate investment industry is highly fragmented among individuals, partnerships and public and private entities, with no dominant single entity or person. Although we may compete against large sophisticated owners and operators, owners and operators of any size can provide effective competition for prospective tenants. We compete for tenants primarily on the basis of property location, rent charged, and the design and condition of improvements.

Regulation and Environmental Matters

Our real estate investments are subject to extensive local, city, county and state rules and regulations regarding permitting, zoning, subdivision, utilities and water quality as well as federal rules and regulations regarding air and water quality and protection of endangered species and their habitats. Such regulation may delay development of our properties and result in higher than anticipated developmental and administrative costs.

One of the distinguishing features of our Shah Alam 2 Eco Residential Development Project is its emphasis on developing a sustainable green lifestyle to reduce its impact on the environment. Accordingly, we expect to make additional environmental related expenditures in developing this project as well as other projects with an environmental theme. Based on an analysis of our operations in relation to current and presently anticipated environmental requirements, we currently do not anticipate that these costs will have a material adverse effect on our future operations or financial condition.

Employees

At July 2012, we had a total of 21 full-time employees. We do not have any union employees. We believe we have a good relationship with our employees.

Corporation Information

Our principal executive offices are located at 11-2, Jalan 26/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia, Tel: 603 6201 3198.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully the following information about these risks, together with the other information contained in this prospectus before making an investment decision. Our business, prospects, financial condition, and results of operations may be materially and adversely affected as a result of any of the following risks. The value of our securities could decline as a result of any of these risks. You could lose all or part of your investment in our securities. Some of the statements in “Risk Factors” are forward looking statements.

Risks Related to Our Real Estate Business

We may not be able to acquire properties or develop them successfully.

The success of our real estate business will depend in large part upon our ability to acquire additional properties on satisfactory terms and to develop them successfully. If we are unable to do so, our results of operations could be adversely affected.

The acquisition, ownership and development of real estate is subject to many risks that may adversely affect our results of operations, including risks that:

•	we may not be able to acquire a desired property because of competition from other real estate developers or investors who may have greater capital or better access to cash than us;
•	we may not be able to obtain or renew financing on acceptable terms, or at all;
•	an adverse change in market conditions during the interval between acquisition and sale of a property may result in a lower than originally anticipated profit;
•	we may underestimate the cost of development required to bring an acquired property up to standards established for the market position intended for that property;
•	acquired properties may be located in new markets where we may face risks associated with a lack of market knowledge or understanding of the local economy, a lack of business relationships in the area or unfamiliarity with local governmental and permitting procedures; or
•	we may be unable to quickly and efficiently integrate new acquisitions, particularly acquisitions of portfolios of properties, into our existing operations.

There is a risk that the Malaysian government will adopt proposals to limit the growth of the real estate market, which if successful, may adversely affect our real estate business.

Malaysian policy makers have indicated concern regarding the rapid rise in property prices in the middle and higher sectors of the market in which we intend to operate. A proposal to increase the minimum amount required for foreign investments to RM 1 million has already been introduced. While the passage of such proposal is unlikely to impact our business, there is a risk that policy makers may adopt other proposals that may limit, delay or otherwise hamper our ability to pursue our plans to acquire, develop and sell real estate. In such event, our results of operation and financial condition may be adversely affected.

We are vulnerable to concentration risks because our operations are almost exclusive to the Malaysian markets located in Kuala Lumpur and Selangor.

Our real estate activities will almost be entirely located in Selangor, Malaysia and Kuala Lumpur. Because of our geographic concentration and limited number of projects, our operations are more vulnerable to local economic downturns and adverse project-specific risks than those of larger, more diversified companies. The performance of the local economy will greatly affect our sales and consequently the underlying values of our properties. Our geographic concentration may create increased vulnerability during regional economic downturns, which can significantly affect our financial condition and results of operations.

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Our results of operations, cash flows and financial condition will be greatly affected by the performance of the real estate industry.

The Malaysian real estate industry is highly cyclical and is affected by changes in global, national and local economic conditions and events, such as general employment and income levels, availability of financing, interest rates, consumer confidence and overbuilding or decrease in demand for residential and commercial real estate. Our real estate activities are subject to numerous factors beyond our control, including local real estate market conditions (both where our properties are located and in areas where our potential customers reside), substantial existing and potential competition, general national, regional and local economic conditions, fluctuations in interest rates and mortgage availability, changes in demographic conditions and changes in government regulations or requirements. The occurrence of any of the foregoing could result in a reduction or cancellation of sales and/or lower gross margins for sales as well as a decline in funds invested in existing commercial real estate and related assets and properties planned for development. Lower than expected sales as a result of these occurrences could have a material adverse effect on the level of our profits and the timing and amounts of our cash flows.

Real estate investments often cannot easily be converted into cash and market values may be adversely affected by these economic circumstances, market fundamentals, competition and demographic conditions. Because of the effect these factors have on real estate values, it is difficult to predict the level of future sales or sales prices that will be realized for individual assets.

Declines in the market value of our land and developments may adversely affect our financial condition and results of operations.

The market value of our land and our future developments depend on market conditions. If real estate demand decreases below what we anticipated when we acquired our properties, we may not be able to recover our investment in such property through sales or leasing, and our profitability may be adversely affected. If there is another economic downturn, we may have write-downs to the carrying values of our properties and/or be required to sell properties at a loss.

Mortgage financing issues, including lack of supply of mortgage loans and tightened lending requirements, and adverse changes in the economy may reduce demand for our properties.

We expect that a significant percentage of our real estate revenues will be derived from customers in the residential homebuilding business, which is particularly dependent upon the availability and cost of mortgage financing, to the extent they finance their purchases, and for buyers of the potential customers’ existing residences. A weakness in the mortgage lending industry may adversely affect potential purchasers of our properties thus negatively affecting demand for our properties. These customers are also sensitive to changes in economic conditions and factors such as the level of employment, consumer confidence and consumer income. Adverse changes in these conditions may decrease demand for homes generally, thus adversely affecting the pricing of homes and in turn the price of land sold to developers. Such developments could adversely affect our results of operations and financial condition.

Unfavorable changes in market and economic conditions may negatively impact occupancy or rental rates of our future commercial properties, which may negatively affect our financial condition and results of operations.

A decline in the real estate market and economic conditions could significantly affect rental rates for the commercial properties that we have agreed to acquire. Occupancy and rental rates in our market, in turn, may significantly affect our profitability and our ability to satisfy our financial obligations. The risks that could affect conditions in our market include the following:

•	a deterioration in economic conditions;
•	local conditions, such as oversupply of office space, a decline in the demand for office space or increased competition from other available office buildings;
•	the inability or unwillingness of tenants to pay their current rent or rent increases; and
•	declines in market rental rates.

We cannot predict with certainty whether any of these conditions will occur or whether, and to what extent, they will have an adverse effect on our operations.

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Our operations are subject to an intensive regulatory approval process that could cause delays and increase the costs of our development efforts or preclude such developments entirely.

Before we can develop a property, we must obtain a variety of approvals from local and state governments with respect to such matters as zoning, and other land use issues, subdivision, site planning and environmental issues under applicable regulations. Some of these approvals are discretionary. As such, our ability to develop these properties and realize future income from our properties could be delayed, reduced, prevented or made more expensive.

Our operations are subject to governmental environmental regulation, which can change at any time or may increase our costs.

Real estate development is subject to state and federal regulations and to possible interruption or termination because of environmental considerations, including, without limitation, air and water quality and protection of endangered species and their habitats.

Because our project will have an eco-friendly focus, we expect to make expenditures with respect to our real estate development for the protection of the environment. Emphasis on environmental matters will result in additional costs in the future. New environmental regulations or changes in existing regulations or their enforcement may be enacted and such new regulations or changes may require significant expenditures by us. The recent trend toward stricter standards in environmental legislation and regulations is likely to continue and may have an additional impact on our operating costs.

Various laws and regulations impose liability on real property owners and operators for the costs of investigating, cleaning up and removing contamination caused by hazardous or toxic substances at a property. In our role as a property owner or developer, we could be held liable for such costs. This liability may be imposed without regard to the legality of the original actions and without regard to whether we knew of, or was responsible for, the presence of the hazardous or toxic substances. If we fail to disclose environmental issues, we could also be liable to a buyer or lessee of the property. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and costs incurred by the government in connection with the contamination. If we incur any such liability that is material, our results of operations would be adversely affected.

The real estate business is very competitive and many of our competitors are larger and financially stronger than we are and more experienced in operating in multiple markets.

The real estate business is highly competitive. We compete with a large number of companies and individuals that have significantly greater financial, sales, marketing and other resources than we have. Our competitors include local developers who are committed primarily to particular markets, national developers who acquire properties throughout Malaysia, insurance companies, pension and investment funds, partnerships, real estate or housing developers, investment companies, real estate investment trusts and owner/occupants.

Since our real estate acquisition and development activities will be primarily limited to Selangor and Kuala Lumpur, we do not have extensive experience in acquiring real estate in other markets or engaging in development activities in multiple markets simultaneously. Our competitors may have substantially greater experience than we have in identifying, acquiring and developing real estate opportunities in other markets and in managing real estate developments in multiple markets. These entities may also have greater financial resources and may be able to pay more than we can or accept more risk than we are willing to accept to acquire real estate. They also may be less sensitive to risks with respect to the costs or the geographic concentration of their investments.

A downturn in the real estate industry may significantly increase competition among developers. Increased competition may cause us to increase our selling incentives and/or reduce our prices. An oversupply of real estate properties available for sale or lease, as well as the potential significant discounting of prices by some of our competitors, may adversely affect the results of our operations.

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Land investments are generally illiquid, and we may not be able to sell our properties when it is economically or otherwise important to do so.

Land investments generally cannot be sold quickly, and our ability to sell properties may to be affected by market conditions. We may not be able to diversify or vary our portfolio promptly in accordance with our strategies or in response to economic or other conditions. Our ability to assume and pay down future debt, reduce interest costs and acquire properties is dependent upon our ability to sell our properties at the prices and within the deadlines we establish for each property.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Memorandum and Conditions of Sale*

*Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: July 27, 2012

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer

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